Joint Venture Sale (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Net book value of the joint venture
Current assets (excluding cash sold of $0.3 million)	$ 3.4
Long-lived assets	5.1
Current liabilities	(2.6)
Noncurrent liabilities	(0.3)
Noncontrolling interest	(1.8)
Net book value of joint venture investment sold	3.8
Less proceeds:
Liabilities assumed by LMC	(2.4)
Cash proceeds (net of transaction costs and cash sold)	(0.3)
Loss on sale of joint venture interest	$ 1.1